UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2011

DEMANDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Franklin Parkway, Building 910
San Mateo, CA 94403

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 645-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K of DemandTec, Inc. (“DemandTec” or the “Company”), originally filed with the Securities and Exchange Commission on March 16, 2011 (the “Report”), to include the financial statements and pro forma financial information required under Item 9.01 below.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated balance sheets of M-Factor, Inc., a Delaware corporation (“M-Factor”), as of June 30, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and the unaudited consolidated balance sheet of M-Factor as of December 31, 2010, the related consolidated statements of operations and cash flows for the six months ended December 31, 2010 and 2009, and the consolidated statement of stockholders’ deficit for the six months ended December 31, 2010 are filed as Exhibit 99.1 to this Report.

(b) Pro forma financial information

The unaudited pro forma combined condensed consolidated financial information as of February 28, 2011 and for the fiscal year then ended is filed as Exhibit 99.2 to this Report.

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated March 9, 2011 by and among DemandTec, Inc., Mogul Merger Sub, Inc., M-Factor, Inc. and Shareholder Representative Services LLC, as Stockholders’ Representative.*^
Exhibit 23.1	Consent of independent auditors.#
Exhibit 99.1

Audited consolidated balance sheets of M-Factor, Inc. as of June 30, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and the unaudited consolidated balance sheet of M-Factor as of December 31, 2010, the related consolidated statements of operations and cash flows for the six months ended December 31, 2010 and 2009, and the consolidated statement of stockholders’ deficit for the six months ended December 31, 2010.#

Exhibit 99.2	Unaudited pro forma combined condensed consolidated financial information as of February 28, 2011 and for the fiscal year then ended.#

*                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. DemandTec hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

^                  Previously filed as an exhibit with the Report.

#                 Filed with this Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDTEC, INC.

DATE: May 19, 2011	By:	/s/ Mark A. Culhane
Mark A. Culhane
Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 23.1	Consent of independent auditors.#
Exhibit 99.1

Audited consolidated balance sheets of M-Factor, Inc. as of June 30, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and the unaudited consolidated balance sheet of M-Factor as of December 31, 2010, the related consolidated statements of operations and cash flows for the six months ended December 31, 2010 and 2009, and the consolidated statement of stockholders’ deficit for the six months ended December 31, 2010.#

Exhibit 99.2	Unaudited pro forma combined condensed consolidated financial information as of February 28, 2011 and for the fiscal year then ended.#

#                 Filed herewith.